Exhibit 99.3

DEBT SECURITIES ASSIGNMENTAND PURCHASE AGREEMENT

This Debt Securities Assignment and Purchase Agreement (this “Agreement”) is made as of August 20, 2014by and among Lawrence A. Carrell, Trustee of the Lawrence A. Carrell Trust (“Assignor”), WHC Capital, LLC (“Assignee”), APT Motovox Group, Inc., a Delaware corporation (inclusive of any subsidiaries, “Debtor”)(Assignor, Assignee and Debtor may hereinafter be referred to individually as a “Party” or collectively as the “Parties”).

WHEREAS, in consideration of a loan by Assignor to Debtor, Debtor issued two certain $150,000 Promissory Notes, dated November 21, 2012 and December 17, 2012, respectively, copies of which are annexed hereto as Exhibit A and made a part hereof(the “Debt Securities Instrument”),to Assignor in the aggregate principal face amount of three hundred thousand dollars (USD$300,000);

WHEREAS, Assignor now desires to convey, assign, transfer and sell all of its rights, title and interest in $200,000 of the Debt Securities Instrument (such amount, the “Subject Debt”), together with all of Assignor’s rights arising under and pursuant to the Debt Securities Instrument, to Assignee in consideration of Two Hundred Thousand Dollars (USD$200,000) (the “Total Purchase Price”), and Assignee desires to purchase from Assignor the Subject Debt, from Assignor for the Total Purchase Price, in each case subject to the terms and conditions herein; and

WHEREAS, Debtor has been fully informed of the conveyance, assignment, transfer and sale of the Subject Debt, in each case from Assignor to Assignee pursuant to this Agreement (the “Subject Transaction”) and, based on its understanding that Assignee intends, in the near-term and subject to market conditions, and pursuant to that certain Securities Exchange and Settlement Agreement entered into between Assignee and Debtor in connection and effectively contemporaneously herewith, a copy of which is annexed hereto as Exhibit C (the “Securities Exchange and Settlement Agreement”), to exchange (collectively, the “Exchange Rights”), in successive tranches from time to time, the Subject Debt for shares of common stock, par value $0.001 per share, of Debtor (the “Common Stock”) pursuant to the exemption from registration for certain classes of securities afforded by Section 3(a)(9) of the U.S. Securities Act of 1933, as amended (the “Securities Act”) (each such tranche, a “Contemplated3(a)(9) Exchange”), Debtor stands to benefit from the removal from its balance sheet of the Subject Debt upon Assignee’s exercise of the Exchange Rights and therefore desires to reasonably facilitate the Subject Transaction;

NOW, THEREFORE, for and in consideration of the foregoing premises and the representations and covenants made herein, the parties agree as follows:

1.           Assignment & Purchase.  In consideration of the Total Purchase Price, and upon tender by Assignee in full thereof to the Assignor, Assignor shall have hereby conveyed, assigned, transferred and sold to Assignee free and clear of all liens, encumbrances, liabilities and adverse claims of every nature and description, all of Assignor’s rights, title and interest in and to the Subject Debt, including without limitation all rights to interest payable thereon and/or rights of conversion into and/or exchange for common or other capital stock of the Debtor attendant thereto, in each case subject to the terms and conditions set forth in the Debt Securities Instrument.

2.           Representations of Assignor.  Assignor hereby represents and warrants to Assignee as follows, which representations and warranties shall be deemed repeated at all times up to and through delivery of the Total Purchase Price by Assignee in accordance with Section 1 of this Agreement above, and as of each and every day during which Assignee thereafter remains in possession, and the beneficial owner, of the Subject Debt:

(a)           Assignor has the full power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)           Upon delivery in executed form to Assignee, this Agreement shall have been duly executed and delivered by Assignor and have become the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms.

(c)           The execution and delivery of this Agreement by Assignor, and the consummation of the Subject Transaction, will not conflict with or violate any law, regulation, court order, judgment or decree applicable to either Assignor or any agreement to which Assignor is a party.

(d)           Each of the statements set forth in the recitals to this Agreement relating to Assignor are all true and correct, and all other statements set forth in the recitals are also true and correct.

(e)           The Subject Debt was received by Assignor in exchange for a loan provided to the Debtor by Assignor, and since its origination on October 24, 2012, has been, a bona fide, valid and enforceable non-contingent, unconditional, liquidated obligation owed to Assignor by Debtor for value by then received, and there have not arisen and are not now any rights of set-off that have accrued, and no obligations or liabilities of any kind remaining due or outstanding from the Assignor that are or could in any way be reasonably construed to be a condition to either the validity or collection of the Subject Debt or enforceability of all or any portion of the Subject Debt, and, by purchasing the Subject Debt, and Assignee shall in no way become obligated under any other agreements of any kind between Assignor and Debtor or any third party.

(f)           Assignor has not heretofore sold, assigned, conveyed, pledged, or granted any option to purchase or acquire, all or any portion of the Subject Debt to any third party and, as of the date hereof, has good title to the entirety of the Subject Debt, free and clear of any liens, encumbrances, liabilities and/or adverse claims, of every nature and description, and has the full right, power and authority to sell, convey and assign the entirety of the Subject Debt to any third party of its choosing for any agreed-upon amount or other consideration in its sole and exclusive discretion.

(g)           Upon consummation of the Subject Transaction, the amount of Debtor debt held by Assignor shall be zero.

(h)           With an understanding on the part of Assignor that the representations made herein may be relied upon in issuing a formal opinion as to the legal compliance with Rule 144 of the Subject Transaction:

(i)           It is understood and acknowledged that, for purposes of Rule 144 under the Securities Act (“Rule 144”), and securities compliance of the Subject Transaction in accordance therewith, a “beneficial owner” of a given security means “the power to direct or cause the direction of management and policies of a person, whether through stock ownership, by contract, or otherwise and that, as of the date hereof, Assignor has been the “beneficial owner” of the Subject Debt for a continuous, uninterrupted period of not less than twelve (12) months.

(ii)           It is understood and acknowledged that, for purposes of Rule 144 and securities compliance of the Subject Transaction in accordance therewith, an “affiliate” (sometimes referred to as a “control person”) is anyone deemed to be in a position of actual control or potential control (that is, through the right to control) of the issuer (in this case, the Debtor), and specifically includes anyone who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Debtor where “control” is understood to mean possession of the power to direct or cause the direction of management and policies of the Debtor, whether through stock ownership, contract rights, or otherwise, and, further, that the following individuals are necessarily presumed to be “affiliates”:

a. Presidents or other chief executive officers of the Debtor;

b. Vice-presidents and other officers of the Debtor with senior executive level functions within the Debtor;

c. Members of the Debtor’s board of directors;

d. Any “beneficial owner” of shares constituting, or convertible as of the date into shares constituting, 10% or more of the common stock of the Debtor; and

e. Any “affiliate’s” relative or spouse, or any relative of such spouse, living in the same home as such “affiliate”; and

neither Assignor nor any of its own directors, officers, or “affiliates,” are, or have been during the ninety (90) days immediately preceding the date hereof, an “affiliate” of Debtor for purposes of Rule 144.

(i)           The Assignor understands that it would constitute what is widely referred to as a “gypsy swap,” which are deemed unlawful schemes to evade the registration requirements of the Securities Act, if it were, by pre-arrangement or otherwise, to reinvest all or any portion of the proceeds of the Subject Transaction realized by it, directly or indirectly, and no matter the sequence or timing of any such transactions, into  Debtor, and has neither been involved in, privy to, nor otherwise has any knowledge of any such arrangements or understandings in connection with the Subject Transaction.

(j)           As of the date hereof, Assignor is not aware of, nor is there any reasonable basis for Assignor to have become aware of, any past, existing or threatened investigation, action, or proceeding by the U.S. Securities and Exchange Commission (the “SEC”) or any other federal or state securities regulatory authority of either Debtor or Assignor, and/or any of their respective officers, directors or other “affiliates” (as defined above).

3.           Representations of Debtor.  The Debtor hereby represents and warrants to Assignee as follows, which representations and warranties shall be deemed repeated at all times up to and through delivery of the Total Purchase Price by Assignee in accordance with Section 1 of this Agreement above, and as of each and every day during which Assignee remains in possession, and the beneficial owner, of the Subject Debt as follows:

(a)           The Debtor has the full power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)           Upon delivery in executed form by Debtor to each of Assignor and Assignee, this Agreement shall have been duly executed and delivered by Debtor and have become the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

(c)           The execution and delivery of this Agreement and the consummation of the Subject Transaction will not conflict with or violate any law, regulation, court order, judgment or decree applicable to either Debtor or any agreement to which Debtor is a party.

(d)           Each of the statements set forth in the recitals to this Agreement relating to Debtor and Assignor are all true and correct, and all other statements set forth in the recitals are, to the best of the individuals collectively comprising its senior executive management’s knowledge also true and correct.

(e)           The Subject Debt is, and since its origination on October 24, 2012 has been, a bona fide, valid and enforceable non-contingent, unconditional, liquidated obligation owed to Assignor by Debtor, and there have not arisen and are not now any rights of set-off that have accrued, and no obligations or liabilities of any kind remaining due or outstanding from the Assignor that are or could in any way be reasonably construed to be a condition to either the validity or collection of the Subject Debt or enforceability of all or any unsatisfied and outstanding portion of the Subject Debt, and, by purchasing the Subject Debt, and Assignee shall in no way become obligated under any other agreements of any kind between Assignor and Debtor or any third party.

(f)           The Debtor has made adequate current information publically available. .

(g)           The issuance of the Subject Debt was fully and accurately disclosed, including being properly reflected in the financial statements and/or footnotes included within, in Debtor’s public information disclosures for the reporting periods ended subsequent to October 24, 2012.

(h)           To the best of the knowledge of the individuals collectively comprising the senior executive management of Debtor, Assignor has not heretofore sold, assigned, conveyed, pledged, or granted any option to purchase or acquire, all or any portion of the Subject Debt to any third party and, as of the date hereof, has good title to the entirety of the Subject Debt free and clear of any liens, encumbrances, liabilities and/or adverse claims, of every nature and description, and has the full right, power and authority to sell, convey and assign the entirety of the Subject Debt to any third party of its choosing for any agreed-upon amount or other consideration in its sole and exclusive discretion.

(i)           With an understanding on the part of Debtor and each of the individuals collectively comprising its senior executive management that the representations made herein may be relied upon in issuing a formal opinion as to the legal compliance with Rule 144 of the Subject Transaction:

(i)           It is understood and acknowledged that, for purposes of Rule 144 and securities compliance of the Subject Transaction in accordance therewith, a “beneficial owner” of a given security means “the power to direct or cause the direction of management and policies of a person, whether through stock ownership, by contract, or otherwise” and that, as of the date hereof, Assignor has been the “beneficial owner” of the Subject Debt for a continuous, uninterrupted period of not less than six (6) months.

(ii)           It is understood and acknowledged that, for purposes of Rule 144 and securities compliance of the Subject Transaction in accordance therewith, an “affiliate” (sometimes referred to as a “control person”) is anyone deemed to be in a position of actual control or potential control (that is, through the right to control) of the issuer (in this case, the Debtor), and specifically includes anyone who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Debtor where “control” is understood to mean possession of the power to direct or cause the direction of management and policies of the Debtor, whether through stock ownership, contract rights, or otherwise, and, further, that the following individuals are necessarily presumed to be “affiliates”:

a. Presidents or other chief executive officers of the Debtor;

b. Vice-presidents and other officers of the Debtor with senior executive level functions within the Debtor;

c. Members of the Debtor’s board of directors;

d. Any “beneficial owner” of shares constituting, or convertible as of the date into shares constituting, 10% or more of the common stock of the Debtor; and

e. Any “affiliate’s” relative or spouse, or any relative of such spouse, living in the same home as such “affiliate”; and

neither Assignor nor any of its directors, officers, or “affiliates,” are, or have been during the ninety (90) days immediately preceding the date hereof, an “affiliate” of Debtor for purposes of Rule 144.

(j)           The individuals collectively comprising its senior executive management understand that it would constitute what is widely referred to as a “gypsy swap,” which are deemed unlawful schemes to evade the registration requirements of the Securities Act, if Assignor were, by pre-arrangement or otherwise, to reinvest all or any portion of the proceeds of the Subject Transaction realized by it, directly or indirectly, and no matter the sequence or timing of any such transactions, into Debtor, and has neither been involved in, privy to, nor otherwise has any knowledge of any such arrangements or understandings in connection with the Subject Transaction.

(j)           As of the date hereof, Debtor is not aware of, nor is there any reasonable basis for Debtor to have become aware of, any past, existing or threatened investigation, action, or proceeding by the SEC or any other federal or state securities regulatory authority of either Debtor or Assignor, and/or any of their respective officers, directors or other “affiliates” (as defined above).

4.           Covenants of Assignor.  The Assignor hereby represents and warrants to Assignee as follows:

(a)           From and after the date of this Agreement, and promptly upon request, it/she shall complete and/or execute whatever additional documentation or instruments as Assignee notifies Assignor that it or its counsel has determined in its/their exclusive discretion are reasonably necessary to carry out the intent and purposes of this Agreement, including without limitation each Contemplated 3(a)(9) Exchange, or to comply with any law as it relates to the Subject Transaction.

(b)           It shall refrain from conveying, assigning, transferring and/or selling all or any part of its rights, title and interest in the Debt Securities Instrument, inclusive of the Subject Debt, to any party other than Assignee at any time prior to the expiration of the full period during which Assignee has to tender the balance of the Total Purchase Price to Assignor.

(c)           From and after the date hereof, it/she shall fully defend, protect, indemnify and save harmless the Assignee, and any of its successors and assigns, from and against any losses and/or liabilities arising out of any and all breaches of the representations and warranties contained in Section 2,and/or the covenants contained in this Section 4, of this Agreement.

5.           Covenants of Debtor.  The Debtor hereby represents and warrants to Assignee as follows:

(a)           From and after the date of this Agreement, and promptly upon request, it shall complete and/or execute whatever additional documentation or instruments as Assignee notifies Debtor that it or its counsel has determined in its/their exclusive discretion are reasonably necessary to carry out the intent and purposes of this Agreement, including without limitation each Contemplated 3(a)(9) Exchange, or to comply with any law as it relates to the Subject Transaction.

(b)           From and after the date hereof, it shall fully defend, protect, indemnify and save harmless the Assignee, and any of its successors and assigns, from and against any losses and/or liabilities arising out of any and all breaches of the representations and warranties contained in Section 3, and/or the covenants contained in this Section 5, of this Agreement.

6.           Assignment; Binding Effect; Benefit.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties materially affected thereby.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, heirs, personal representatives successors and assigns.

7.           Governing Law.  This Agreement and the exhibits hereto shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

8.           Consent to Jurisdiction; Waiver of Jury Trial.  Each Party irrevocably submits to the exclusive jurisdiction of (a) New York County, New York, and (b) the United States District Court for the Southern District of New York, for the purposes of any proceeding arising out of this Agreement or any of the transactions contemplated hereby.  Each Party irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of this Agreement or any of the transactions contemplated hereby in (i) the United States District Court for the Southern District of New York, or (ii) the Supreme Court sitting in New York County (including its Appellate Division), and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum.  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

9.           Counterparts.  This Agreement may be executed and delivered (including by email transmission in .pdf format) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.           Entire Agreement.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect thereto, subject only to any conflicts arising between the terms hereof and any such agreements and understandings between Assignee and Debtor as set forth in the Securities Exchange and Settlement Agreement in relation to which the Securities Exchange and Settlement Agreement shall be deemed controlling, in relation to which this Agreement shall be deemed controlling.

WHEREFORE, each of the Parties has caused this Debt Securities Assignment to be executed as of the date first written above.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

“Assignor”	“Assignee”

Lawrence A. Carrell,	WHC CAPITAL, LLC
Trustee of the Lawrence A. Carrell Trust

/s/ Lawrence A. Carrell, Trustee	By: /s/ Hamin Abdullah
Name: Hamin Abdullah
Title:

“Debtor”

APT MOTOVOX GROUP, INC.

By: /s/ Troy A. Covey
Name: Troy A. Covey
Title: President